UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 12, 2008

                                  BLUEFLY, INC.
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    001-14498               13-3612110
           --------                    ---------               ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                  42 West 39th Street, New York, New York 10018
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 944-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 12, 2008, Mario Ciampi was appointed as a member of the Board of Directors (the "Board") of Bluefly, Inc. (the "Company") and the Option Plan/Compensation Committee of the Board (the "Compensation Committee").

         Mr. Ciampi has been designated to serve on the Board by private funds associated with Prentice Capital Management, LP ("Prentice") pursuant to a Voting Agreement (the "Voting Agreement") by and among the Company, Prentice, private funds associated with Maverick Capital, Ltd. ("Maverick") and affiliates of Soros Fund Management LLC ("Soros"). Under the terms of the Voting Agreement, Soros has the right to designate three designees to the Company's Board of Directors and each of Maverick and Prentice have the right to designate one designee, in each case subject to minimum ownership thresholds and subject to compliance with applicable Nasdaq rules. The Voting Agreement also provides that one designee of Soros and the designee of each of Maverick and Prentice will have the right to serve on the Compensation Committee and the Governance and Nominating Committee of the Board of Directors, subject to compliance with Nasdaq's rules regarding independent directors serving on such committees, or Nasdaq's transitional rules, to the extent applicable. If the Board establishes an Executive Committee, the designees of Soros, Maverick and Prentice will be entitled to also serve on such committee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008

                                           BLUEFLY, INC.

                                           By: /s/ Kara B. Jenny
                                               ---------------------------------
                                            Name: Kara B. Jenny
                                            Title: Chief Financial Officer